Provisions	12 Months Ended
Dec. 31, 2020
Provisions
Provisions
22.	Provisions

Movement in provisions during the year is as follows:

			Unwinding
			of discount
			and changes
			in discount
In € thousand	12/31/2019	Additions	rate	12/31/2020
Provision for asset retirement obligations	124	44	7	175
Record retention obligations	39	4	—	43
Total non-current provisions	163	48	7	218
Provisions for severance payment	—	80	—	80
Total current provisions	—	80	—	80

Asset retirement obligations originate from the Company’s lease contracts (refer to note 16) and they are expected to incur in May 2027 at the lease contract end. Severance payments are expected to be paid to two former employees.